Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Period July 1, 2015 through September 30, 2015

Report	Appendix	Explanation Attached
Unaudited Consolidated Statement of Cash Receipts and Disbursements	B
Schedule of Disbursements by Legal Entity	C
Consolidated Overseas Shipholding Group, Inc. Balance Sheet as of September 30, 2015	D	X

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Rick F. Oricchio	October 30, 2015
Rick F. Oricchio	Date
Senior Vice President and Chief Financial Officer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors as of July 1, 2015.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained herein shall constitute a waiver of any of the Debtors or the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases (as defined in the Equity Plan), including, but not limited to, matters involving objections to claims, equitable subordination, defenses, characterization or re-characterization of contracts, under the provisions of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the actual results of the Debtors or reorganized Debtors to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

Post-Confirmation Quarterly Summary Report

July 1, 2015 through September 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix A

Debtors Listing as of July 1, 2015

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG Ship Management, Inc.	12-20123

Post-Confirmation Quarterly Summary Report

July 1, 2015 through September 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix B

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period from July 1, 2015 through September 30, 2015

Overseas Shipholding Group, Inc.
Unaudited Consolidated Statement of Cash Receipts and Disbursements
For the Period July 1, 2015 through September 30, 2015
(in thousands of dollars)

Beginning Cash Balance	668,510

Cash Receipts:
Vessel Related Receipts	251,247
Sale of Debtors' Assets	9,138
Other Receipts[1]	8,185
Total Receipts	268,570

Cash Disbursements:
Claim Distributions	4,666
Vessel Related Disbursements	110,619
General and Administrative:
Compensation & Benefits	12,005
Other General & Administrative	11,830
Taxes	460
Restructuring Costs	1,626
Debt Principal and Interest Payments, including Repurchase of Unsecured Senior Notes	141,230
U.S. Trustee Fees	42
Other Disbursements	19
Total Disbursements	282,497

Ending Cash Balance	654,583

[1]	Other Receipts includes items such as distributions from joint ventures, insurance claim receipts and other miscellaneous refunds and receipts.

Post-Confirmation Quarterly Summary Report

July 1, 2015 through September 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix C

Schedule of Disbursements by Legal Entity

For the Period from July 1, 2015 through September 30, 2015

Overseas Shipholding Group, Inc., et. al.
Schedule of Disbursements by Legal Entity
For the Period July 1, 2015 through September 30, 2015

Filing Entities	Case No.	Disbursement Under the Plan	Bankruptcy Professional	Ordinary Course Payments	Total Payments
Overseas Shipholding Group, Inc.	12-20000	$4,665,957	$1,106,878	$125,878,122	$131,650,957
OSG Ship Management, Inc.	12-20123	-	518,676	3,157,384	3,676,060

		$4,665,957	$1,625,554	$129,035,506	$135,327,016

Post-Confirmation Quarterly Summary Report

July 1, 2015 through September 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix D

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheet

As of September 30, 2015

Explanatory Note: This item will be filed as a supplement to this report subsequent to its filing with the Securities and Exchange Commission.

Post-Confirmation Quarterly Summary Report

July 1, 2015 through September 30, 2015